                                                                   EXHIBIT 10.8



                                 AMENDMENT NO. 7
                                       TO
                                CREDIT AGREEMENT


     THIS AMENDMENT NO. 7 TO CREDIT AGREEMENT ("AMENDMENT") is dated as of May 31, 2000, by and among METAL MANAGEMENT, INC., a Delaware corporation ("MTLM"), each of the corporations and other entities set forth on EXHIBIT A hereto (MTLM and each of such corporations and other entities sometimes hereinafter are referred to individually as a "BORROWER" and collectively as "BORROWERS"); MTLM, acting in its capacity as funds administrator for itself and the other Borrowers (in such capacity, the "FUNDS ADMINISTRATOR"); BT COMMERCIAL CORPORATION, a Delaware corporation (in its individual capacity, hereinafter referred to as "BTCC"), and the other financial institutions signatories hereto as lenders (BTCC and each of such other financial institutions hereinafter are referred to individually as a "LENDER" and collectively as "LENDERS"); and BTCC, acting in its capacity as agent (in such capacity, hereinafter referred to as the "AGENT") for itself and the other Lenders. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.


                                   WITNESSETH:

     WHEREAS, the Borrowers, the Funds Administrator, the Agent and the Lenders have entered into that certain Credit Agreement dated as of March 31, 1998, as amended (the "CREDIT AGREEMENT"), pursuant to which the Lenders have agreed to make certain loans and other financial accommodations to or for the account of the Borrowers;

     WHEREAS, the respective Borrowers have requested that the Agent and the Lenders further amend the Credit Agreement; and

     WHEREAS, the Agent and the Lenders have agreed to further amend the Credit Agreement on the terms and subject to the conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the respective parties hereto hereby agree as follows:

     AMENDMENT TO CREDIT AGREEMENT. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in SECTION 2 below, and in reliance upon the representations and warranties of the respective Borrowers and the Funds Administrator set forth herein, the Credit Agreement is hereby amended as follows:

     1.1 The definition of the term "Applicable Margin" set forth in SECTION 1.1 of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

         APPLICABLE MARGIN shall mean (I) with respect to any Prime Rate Loan, one and one-half percent (1.50%) and (II) with respect to any LIBOR Rate Loan, two and one-half percent (2.50%).

     1.2 The definition of the term "Expiration Date" set forth in SECTION 1.1 of the Credit Agreement is hereby deleted in its entirety and the following language is hereby substituted therefor:

     EXPIRATION DATE means March 31, 2004.

     1.3 The following defined term is hereby inserted in SECTION 1.1 of the Credit Agreement in the appropriate alphabetical order:

     SEVENTH AMENDMENT EFFECTIVE DATE means May 31, 2000.

     1.4 SECTION 6.11 of the Credit Agreement is hereby amended by deleting the words "the Closing Date" set forth in the first line thereof and substituting therefor the words "the Seventh Amendment Effective Date."

     1.5 SECTION 7.4 of the Credit Agreement is hereby amended by deleting the parenthetical set forth therein in its entirety and substituting therefor the following language:

     (except that any Borrower or any wholly-owned Subsidiary of any Borrower may merge with, or be dissolved into, any other Borrower, PROVIDED, THAT the Agent receives five (5) Business Days' prior written notice thereof)

     1.6 SECTION 8.6 of the Credit Agreement is hereby amended by deleting CLAUSE (C) thereof in its entirety and substituting therefor the following language:

     (C) in connection with the merger or dissolution of any Borrower or any wholly-owned Subsidiary of any Borrower into any other Borrower,

     1.7 SECTION 8.7 of the Credit Agreement is hereby amended by deleting CLAUSE (V) thereof in its entirety and substituting therefor the following language:

         (V) MTLM may make regularly scheduled payments of interest on the Subordinated Notes, so long as, in the case of each such payment, immediately before and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing;

     1.8 SECTION 8.7 of the Credit Agreement is hereby amended by (I) inserting the following language therein immediately following CLAUSE (VI) thereof and
(II) redesignating CLAUSE (VII) thereof as clause "(viii)":

         (VII) so long as, in each case, before and after giving effect to each such repurchase, no Default or Event of Default shall have occurred and be continuing, MTLM may repurchase shares of its capital stock for the purpose of redistributing such shares to management and other employees of the respective Credit Parties pursuant to a management stock option plan or similar employee incentive program duly established by the Board of Directors of MTLM (an "EMPLOYEE INCENTIVE PLAN"); PROVIDED, that (1) the aggregate consideration paid in connection with all such repurchases shall not exceed $2,000,000 and (2) concurrently with the making of any such repurchase, the Funds Administrator shall have delivered to the Agent a certificate executed by a Responsible Officer of the Funds Administrator, certifying (X) the total consideration paid in connection with such repurchase, together with a brief description thereof, and (Y) that the shares of capital stock so repurchased were repurchased solely for the purpose of redistributing such shares to management and other employees of the respective Credit Parties pursuant to an Employee Incentive Plan; and

     1.9 SECTION 8.8(G)(II) of the Credit Agreement is hereby amended by deleting the reference to "1.0 to 1.0" set forth therein and substituting therefor a reference to "1.4 to 1.0."

     1.10 ANNEX I of the Credit Agreement is hereby deleted in its entirety and EXHIBIT B attached hereto ("AMENDED ANNEX I") is hereby substituted therefor. Each of the Lenders hereby acknowledges and agrees that, upon effectiveness of this Amendment, such Lender's Commitment shall be as set forth on Amended Annex I.

     1.11 PART 6.10(A), 6.10(B) AND 6.11 OF SCHEDULE B (DISCLOSURE SCHEDULES) to the Credit Agreement are hereby deleted in their entirety and the respective Schedules attached as EXHIBIT C hereto are hereby substituted therefor.

     CONDITIONS PRECEDENT. This Amendment shall become effective as of the date hereof, upon satisfaction of each of the following conditions:

         (A) the Agent shall have received a copy of this Amendment, duly executed and delivered by the all of the Lenders, each of the Borrowers and the Funds Administrator; and

         (B) the Agent shall have received in immediately available funds payment of all Fees due and payable under the Credit Documents on or prior to the date hereof.

     REPRESENTATIONS, WARRANTIES AND COVENANTS.

         3.1 Each of the Borrowers and the Funds Administrator hereby represents and warrants to the Agent and each of the Lenders that, after before and after giving effect to this Amendment:

             (A) All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties remain true and accurate on and as of such earlier date);

             (B) No Default or Event of Default has occurred which is continuing;

             (C) This Amendment, and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of the Borrowers and the Funds Administrator, respectively, and are enforceable against each of the Borrowers and the Funds Administrator in accordance with their respective terms; and

             (D) The execution and delivery by the Borrowers and the Funds Administrator of this Amendment does not require the consent or approval of any Person, except such consents and approvals as have been obtained.

     REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

         4.1 Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall in each case mean and be a reference to the Credit Agreement as amended hereby.

         4.2 Except as expressly set forth herein, (I) the execution and delivery of this Amendment shall in no way affect any of the respective rights, powers or remedies of the Agent or any of the Lenders with respect to any Event of Default nor constitute a waiver of any provision of the Credit Agreement or any of the other Credit Documents and (II) all of the respective terms and provisions of the Credit Agreement, the other Credit Documents and all other documents, instruments, amendments and agreements executed and/or delivered by any of the Borrowers and/or the Funds Administrator pursuant thereto or in connection therewith shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders shall in no way obligate the Agent or any of the Lenders, at any time hereafter, to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

     GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.



      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first set forth above.

                                 BT COMMERCIAL CORPORATION, in its
                                 individual capacity as a Lender and in its capacity as Agent


                                 By:    /s/ Steve Friedlander
                                        -----------------------------
                                 Name:      Steve Friedlander
                                 Title:     Vice President



                                 BANKERS TRUST COMPANY, in its capacity
                                 as successor Agent

                                 By:    /s/ Sam Cardone
                                        -----------------------------
                                 Name:      Sam Cardone
                                 Title:     Director

                                 HELLER FINANCIAL, INC.


                                 By: /s/ Albert J. Forzano
                                    ------------------------------
                                 Name:  Albert J. Forzano
                                 Title: Vice President

                                 FLEET CAPITAL CORPORATION


                                 By: /s/ Robert J. Lund
                                    -----------------------------
                                 Name:  Robert J. Lund
                                 Title: Vice President

                                 LASALLE NATIONAL BANK


                                 By: /s/ Michael J. Vercota
                                    -----------------------------
                                 Name:  Michael J. Vercota
                                 Title: Assistant Vice President

                                 CONGRESS FINANCIAL CORP. (CENTRAL)


                                 By:    /s/ Andrew J. Heinz
                                        -----------------------------
                                 Name:      Andrew J. Heinz
                                 Title:     Vice President

                                 FINOVA CAPITAL CORPORATION


                                 By: /s/ Bruce J. Mettel
                                    -----------------------------
                                 Name:  Bruce J. Mettel
                                 Title: Vice President

                                 PNC BUSINESS CREDIT


                                 By: /s/ James M. Steffy
                                    -----------------------------
                                 Name:  James M. Steffy
                                 Title: Vice President

                                 IBJ WHITEHALL BUSINESS CREDIT
                                 CORPORATION


                                 By:      /s/ Manuel R. Borges
                                        ------------------------------
                                 Name:        Manuel R. Borges
                                 Title:       Assistant Vice President

                                 NATIONAL BANK OF CANADA


                                 By: /s/ Leroy A. Irvin
                                    -----------------------------
                                 Name:  Leroy A. Irvin
                                 Title: Vice President & Manager



                                 By: /s/ Thomas W. Buda, Jr.
                                    -----------------------------
                                 Name:  Thomas W. Buda, Jr.
                                 Title: Vice President

                                 METAL MANAGEMENT, INC., a Delaware
                                 corporation, in its individual capacity as a Borrower and in its capacity as Funds Administrator


                                 By:      /s/ Robert C. Larry
                                        -----------------------------
                                 Name:        Robert C. Larry
                                 Title:       EVP and CFO

                                 CALIFORNIA METALS RECYCLING, INC.
                                 CIM TRUCKING, INC.
                                 FERREX TRADING CORPORATION
                                 FIRMA, INC.
                                 FIRMA PLASTIC CO., INC.
                                 FPX, INC.
                                 HOUSTON COMPRESSED STEEL CORPORATION
                                 HOUTEX METALS COMPANY, INC.
                                 MAC LEOD METALS CO.
                                 MTLM ARIZONA, INC.
                                 METAL MANAGEMENT AEROSPACE, INC.
                                 METAL MANAGEMENT ALABAMA, INC.
                                 METAL MANAGEMENT ARIZONA, L.L.C.
                                 METAL MANAGEMENT CONNECTICUT, INC.
                                 METAL MANAGEMENT INDIANA, INC.
                                 METAL MANAGEMENT GULF COAST, INC.
                                 METAL MANAGEMENT MEMPHIS, L.L.C.
                                 METAL MANAGEMENT MIDWEST, INC.
                                 METAL MANAGEMENT MISSISSIPPI, L.L.C.
                                 METAL MANAGEMENT NORTHEAST, INC.
                                 METAL MANAGEMENT OHIO, INC.
                                 METAL MANAGEMENT PITTSBURGH, INC.
                                 METAL MANAGEMENT REALTY, INC.
                                 METAL MANAGEMENT SERVICES, INC.
                                 METAL MANAGEMENT STAINLESS & ALLOY, INC.
                                 METAL MANAGEMENT WEST, INC.
                                 METAL MANAGEMENT WEST COAST HOLDINGS, INC.
                                 METAL MANAGEMENT S&A HOLDINGS, INC.
                                 PROLER SOUTHWEST INC.
                                 P. JOSEPH IRON & METAL, INC.
                                 TROJAN TRADING CO.


                                 By: /s/ Robert C. Larry
                                    --------------------------------
                                 Name:  Robert C. Larry
                                 Title: Vice President

                                 RESERVE IRON & METAL LIMITED
                                   PARTNERSHIP

                                 By:  P. JOSEPH IRON & METAL, INC., its
                                      general partner


                                 By:      /s/ Robert C. Larry
                                        -----------------------------
                                 Name:        Robert C. Larry
                                 Title:       VP

                                    EXHIBIT A
                                       TO
                                 AMENDMENT NO.7
                            DATED AS OF MAY 31, 2000

                                 OTHER BORROWERS

1.   CALIFORNIA METALS RECYCLING, INC.
2.   CIM TRUCKING, INC.
3.   FERREX TRADING CORPORATION
4.   FIRMA, INC.
5.   FIRMA PLASTIC CO., INC.
6.   FPX, INC.
7.   HOUSTON COMPRESSED STEEL CORPORATION
8.   HOUTEX METALS COMPANY, INC.
9.   MAC LEOD METALS CO.
10.  MTLM ARIZONA, INC.
11.  METAL MANAGEMENT AEROSPACE, INC.
12.  METAL MANAGEMENT ALABAMA, INC.
13.  METAL MANAGEMENT ARIZONA, L.L.C.
14.  METAL MANAGEMENT CONNECTICUT, INC.
15.  METAL MANAGEMENT INDIANA, INC.
16.  METAL MANAGEMENT GULF COAST, INC.
17.  METAL MANAGEMENT MEMPHIS, L.L.C.
18.  METAL MANAGEMENT MIDWEST, INC.
19.  METAL MANAGEMENT MISSISSIPPI, L.L.C.
20.  METAL MANAGEMENT NORTHEAST, INC.
21.  METAL MANAGEMENT OHIO, INC.
22.  METAL MANAGEMENT PITTSBURGH, INC.
23.  METAL MANAGEMENT REALTY, INC.
24.  METAL MANAGEMENT SERVICES, INC.
25.  METAL MANAGEMENT STAINLESS & ALLOY, INC.
26.  METAL MANAGEMENT WEST, INC.
27.  METAL MANAGEMENT WEST COAST HOLDINGS, INC.
28.  METAL MANAGEMENT S&A HOLDINGS, INC.
29.  P. JOSEPH IRON & METAL,  INC.
30.  PROLER SOUTHWEST INC.
31.  RESERVE IRON & METAL LIMITED PARTNERSHIP
32.  TROJAN TRADING CO.

EXHIBIT B
TO
AMENDMENT NO.7
DATED AS OF MAY 31, 2000

AMENDED ANNEX I TO CREDIT AGREEMENT

ATTACHED.

                                     ANNEX I
                                       TO
                                CREDIT AGREEMENT
                           DATED AS OF MARCH 31, 1998

                      LIST OF LENDERS; COMMITMENT AMOUNTS;
                           APPLICABLE LENDING OFFICES


1.       BT COMMERCIAL CORPORATION
         233 South Wacker Drive
         Suite 8400 - Sears Tower
         Chicago, IL 60606

         COMMITMENT AMOUNT:                          $61,670,000

         DOMESTIC LENDING OFFICE:           233 South Wacker Drive
                                                     Suite 8400 - Sears Tower
                                                     Chicago, IL 60606

         LIBOR LENDING OFFICE:                       233 South Wacker Drive
                                                     Suite 8400 - Sears Tower
                                                     Chicago, IL 60606

2.       CONGRESS FINANCIAL CORP.
         (CENTRAL)
         150 South Wacker Drive
         Suite 2200
         Chicago, IL 60606-4401

         COMMITMENT AMOUNT:                          $30,000,000

         DOMESTIC LENDING OFFICE:           150 South Wacker Drive
                                                     Suite 2200
                                                     Chicago, IL 60606-4401

         LIBOR LENDING OFFICE:                       150 South Wacker Drive
                                                     Suite 2200
                                                     Chicago, IL 60606-4401

3.       FINOVA CAPITAL CORPORATION
         311 Wacker Drive
         Suite 4400
         Chicago, IL 60606-6618

         COMMITMENT AMOUNT:                          $20,000,000

         DOMESTIC LENDING OFFICE:           311 Wacker Drive
                                                     Suite 4400
                                                     Chicago, IL 60606-6618

         LIBOR LENDING OFFICE:                       311 Wacker Drive
                                                     Suite 4400
                                                     Chicago, IL 60606-6618

4.       FLEET CAPITAL CORPORATION
         20800 Swenson Drive
         Suite 350
         Waukesha, WI 53186

         COMMITMENT AMOUNT:                          $31,665,000

         DOMESTIC LENDING OFFICE:           20800 Swenson Drive
                                                     Suite 350
                                                     Waukesha, WI 53186

         LIBOR LENDING OFFICE:                       20800 Swenson Drive
                                                     Suite 350
                                                     Waukesha, WI 53186

5.       HELLER BUSINESS CREDIT
         150 East 42nd Street, 7th Floor
         New York, NY 10017

         COMMITMENT AMOUNT:                          $25,000,000

         DOMESTIC LENDING OFFICE:           150 East 42nd Street, 7th Floor
                                                     New York, NY 10017

         LIBOR LENDING OFFICE:                       150 East 42nd Street,
                                                     7th Floor
                                                     New York, NY 10017

6.       IBJ WHITEHALL BUSINESS CREDIT
         One State Street, 6th Floor
         New York, NY 10004

         COMMITMENT AMOUNT:                          $15,000,000

         DOMESTIC LENDING OFFICE:           One State Street, 6th Floor
                                                     New York, NY 10004
         LIBOR LENDING OFFICE:                       One State Street, 6th Floor
                                                     New York, NY 10004

7.       LASALLE BANK NATIONAL ASSOCIATION
         135 South LaSalle Street
         Suite 305 SE
         Chicago, IL 60603

         COMMITMENT AMOUNT:                          $31,665,000

         DOMESTIC LENDING OFFICE:           135 South LaSalle Street
                                                     Suite 305 SE
                                                     Chicago, IL 60603

         LIBOR LENDING OFFICE:                       135 South LaSalle Street
                                                     Suite 305 SE
                                                     Chicago, IL 60603

8.       NATIONAL BANK OF CANADA
         225 West Washington Street
         Suite 1100
         Chicago, IL 60606

         COMMITMENT AMOUNT:                          $15,000,000

         DOMESTIC LENDING OFFICE:           225 West Washington Street
                                                     Suite 1100
                                                     Chicago, IL 60606

         LIBOR LENDING OFFICE:                       225 West Washington Street
                                                     Suite 1100
                                                     Chicago, IL 60606

9.       PNC BUSINESS CREDIT
         Two PNC Plaza, 18th Floor
         620 Liberty Avenue
         Pittsburgh, PA 15222

         COMMITMENT AMOUNT:                          $20,000,000

         DOMESTIC LENDING OFFICE:           Two PNC Plaza, 18th Floor
                                                     620 Liberty Avenue
                                                     Pittsburgh, PA 15222

         LIBOR LENDING OFFICE:                       Two PNC Plaza, 18th Floor
                                                     620 Liberty Avenue
                                                     Pittsburgh, PA 15222

EXHIBIT C
TO
AMENDMENT NO.7
DATED AS OF MAY 31, 2000

AMENDED SCHEDULE S TO CREDIT AGREEMENT

ATTACHED.